Exhibit 99.1

Press Release

TIDEWATER INC. • Pan-American Life Center • 601 Poydras Street, Suite 1900 • New Orleans, LA 70130 • Telephone (504) 568-1010 • Fax (504) 566-4582

Tidewater Reports Third Quarter Results For Fiscal 2013

NEW ORLEANS, LA. February 1, 2013 -- Tidewater Inc. (NYSE:TDW) announced today third quarter earnings for the period ended December 31, 2012, of $29.9 million, or $0.61 per share, on revenues of $309.5 million. For the same quarter last year, net earnings of $34.1 million was reported, or $0.67 per share, on revenues of $272.1 million. The immediately preceding quarter ended September 30, 2012, had net earnings of $41.4 million, or $0.83 per share, on revenues of $311.9 million, which included approximately $7.4 million of vessel revenue associated with retroactive rate increases agreed to during the September 2012 quarter, but related to the period from January 1, 2012 through June 30, 2012.

Included in the current fiscal quarter’s general and administrative expenses is a $5.2 million settlement loss charge ($3.4 million after tax, or $0.07 per share) related to the lump sum supplemental executive retirement plan distribution made in the December 2012 quarter to the Company’s former President and Chief Executive Officer who retired earlier in the year. The settlement loss is the result of the recognition of heretofore unrecognized actuarial losses that were being amortized over time to pension expense. As a result of the December 2012 lump sum distribution, a portion of the previously unrecognized actuarial losses was required to be recognized in earnings in the current quarter in accordance with ASC 715. Included in the prior fiscal year third quarter’s net earnings is an $8.4 million, or $0.16 per share, reversal of income tax liabilities originally established for uncertain tax positions as a result of the expiration of various statutes of limitations.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings and also their near-term outlook with respect to the Company’s future financial and operational performance on Friday, February 1, 2013, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 1, 2013, and will continue until 11:59 p.m. Central time on February 3, 2013. To hear the replay, call 1-855-859-2056 (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 86377851.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until March 1, 2013.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of larger Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2012	2011	2012	2011

Revenues:
Vessel revenues	$305,043	270,486	904,959	772,213
Other marine revenues	4,423	1,625	10,873	5,399

	309,466	272,111	915,832	777,612

Costs and expenses:
Vessel operating costs	180,895	155,838	523,778	469,430
Costs of other marine revenues	4,176	1,938	9,284	5,200
Depreciation and amortization	37,181	35,215	109,012	102,771
Goodwill impairment	---	---	---	30,932
General and administrative	46,339	40,425	128,870	115,779
Gain on asset dispositions, net	(99)	(2,496)	(2,770)	(13,671)

	268,492	230,920	768,174	710,441

Operating income	40,974	41,191	147,658	67,171
Other income (expenses):
Foreign exchange gain (loss)	52	(1,738)	(1,170)	735
Equity in net earnings of unconsolidated companies	2,639	3,482	8,359	9,427
Interest income and other, net	936	347	2,783	2,303
Interest and other debt costs	(7,183)	(6,027)	(21,918)	(14,854)

	(3,556)	(3,936)	(11,946)	(2,389)

Earnings before income taxes	37,418	37,255	135,712	64,782
Income tax expense	7,471	3,168	31,553	11,013

Net earnings	$29,947	34,087	104,159	53,769

Basic earnings per common share	$0.61	0.67	2.10	1.05

Diluted earnings per common share	$0.61	0.67	2.09	1.04

Weighted average common shares outstanding	49,162,547	51,036,420	49,585,930	51,203,598
Dilutive effect of stock options and restricted stock	221,738	206,329	220,669	267,661

Adjusted weighted average common shares	49,384,285	51,242,749	49,806,599	51,471,259

Cash dividends declared per common share	$0.25	0.25	0.75	0.75

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	December 31, 2012	March 31, 2012

Current assets:
Cash and cash equivalents	$54,187	320,710
Trade and other receivables, net	361,989	309,468
Marine operating supplies	61,251	53,850
Other current assets	12,557	10,072

Total current assets	489,984	694,100

Investments in, at equity, and advances to unconsolidated companies	55,364	46,077
Properties and equipment:
Vessels and related equipment	4,151,491	3,952,468
Other properties and equipment	86,420	93,107

	4,237,911	4,045,575
Less accumulated depreciation and amortization	1,139,259	1,139,810

Net properties and equipment	3,098,652	2,905,765

Goodwill	297,822	297,822
Other assets	113,842	117,854

Total assets	$4,055,664	4,061,618

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	81,981	74,115
Accrued expenses	147,498	134,953
Accrued property and liability losses	3,356	3,636
Other current liabilities	31,089	26,225

Total current liabilities	263,924	238,929

Long-term debt	930,000	950,000
Deferred income taxes	211,440	214,627
Accrued property and liability losses	3,422	3,150
Other liabilities and deferred credits	120,567	128,555

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,397,616 shares at December 31, 2012 and 51,250,995 shares at March 31, 2012	4,939	5,125
Additional paid-in capital	117,981	102,726
Retained earnings	2,419,574	2,437,836
Accumulated other comprehensive loss	(16,183)	(19,330)

Total stockholders’ equity	2,526,311	2,526,357

Total liabilities and stockholders’ equity	$4,055,664	4,061,618

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Month Ended December 31,
	2012	2011	2012	2011

Net earnings	$29,947	34,087	104,159	53,769
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities	(353)	70	(558)	(931)
Amortization of loss on derivative contract	117	119	350	349
Change in supplemental executive retirement plan pension liability	3,355	---	3,355	---

Total comprehensive income	$33,066	34,273	107,306	53,187

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Nine Months Ended December 31,
	2012	2011

Operating activities:
Net earnings	$104,159	53,769
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	109,012	102,771
Provision (benefit) for deferred income taxes	(8,682)	(24,035)
Gain on asset dispositions, net	(2,770)	(13,671)
Goodwill impairment	---	30,932
Equity in earnings of unconsolidated companies, net of dividends	(9,287)	(4,304)
Compensation expense - stock-based	15,061	9,179
Excess tax benefits on stock options exercised	(74)	119
Changes in assets and liabilities, net:
Trade and other receivables	(49,412)	(14,614)
Marine operating supplies	(7,401)	(1,740)
Other current assets	(2,485)	(243)
Accounts payable	12,943	4,266
Accrued expenses	9,535	5,735
Accrued property and liability losses	(280)	(59)
Other current liabilities	3,896	8,980
Other liabilities and deferred credits	(2,084)	(1,969)
Other, net	10,580	2,584

Net cash provided by operating activities	182,711	157,700

Cash flows from investing activities:
Proceeds from sales of assets	18,620	30,006
Additions to properties and equipment	(326,648)	(297,009)
Other	(788)	162

Net cash used in investing activities	(318,816)	(266,841)

Cash flows from financing activities:
Principal payments on debt	(60,000)	(40,000)
Debt borrowings	40,000	165,000
Debt issuance costs	---	(245)
Proceeds from exercise of stock options	1,968	839
Cash dividends	(37,426)	(38,692)
Excess tax benefits on stock options exercised	74	(119)
Stock repurchases	(85,034)	(35,015)

Net cash (used in) provided by financing activities	(140,418)	51,768

Net change in cash and cash equivalents	(266,523)	(57,373)
Cash and cash equivalents at beginning of period	320,710	245,720

Cash and cash equivalents at end of period	$54,187	188,347

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$33,135	30,858
Income taxes	$41,578	37,307
Non-cash investing activities:
Additions to properties and equipment	$2,372	1,269

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total

Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	---	---	104,159	3,147	107,306
Stock option activity	8	3,696	---	---	3,704
Cash dividends declared	---	---	(37,574)	---	(37,574)
Retirement of common stock	(187)	---	(84,847)	---	(85,034)
Amortization/cancellation of restricted stock units	---	5,766	---	---	5,766
Amortization/cancellation of restricted stock	(7)	5,793	---	---	5,786

Balance at December 31, 2012	$4,939	117,981	2,419,574	(16,183)	2,526,311

Balance at March 31, 2011	$5,188	90,204	2,436,736	(18,184)	2,513,944
Total comprehensive income	---	---	53,769	(582)	53,187
Stock option activity	2	3,749	---	---	3,751
Cash dividends declared		---	(38,787)	---	(38,787)
Retirement of common stock	(74)	---	(34,941)	---	(35,015)
Amortization/cancellation of restricted stock	---	4,144	---	---	4,144

Balance at December 31, 2011	$5,116	98,097	2,416,777	18,766	2,501,224

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2012 and 2011 and for the quarter ended September 31, 2012, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2012	%	2011	%	2012	%	2011	%	2012	%

Vessel revenues:
Americas	$84,532	28%	82,741	30%	244,498	27%	245,310	32%	82,316	27%
Asia/Pacific	42,057	14%	40,919	15%	139,537	15%	105,545	14%	45,738	15%
Middle East/N. Africa	42,027	14%	27,839	10%	106,528	12%	78,706	10%	32,051	10%
Sub-Saharan Africa/Europe	136,427	45%	118,987	44%	414,396	46%	342,652	44%	149,717	48%

	$305,043	100%	270,486	100%	904,959	100%	772,213	100%	309,822	100%

Vessel operating costs:
Crew costs	$87,469	29%	80,988	30%	265,584	29%	240,476	31%	90,811	29%
Repair and maintenance	36,143	12%	26,680	10%	96,121	11%	75,889	10%	32,754	11%
Insurance and loss reserves	7,381	2%	3,926	1%	16,542	2%	14,597	2%	3,810	1%
Fuel, lube and supplies	19,553	6%	17,126	6%	56,565	6%	54,887	7%	19,269	6%
Vessel operating leases	3,971	1%	4,492	2%	12,866	1%	13,475	2%	4,403	1%
Other	26,378	9%	22,626	8%	76,100	8%	70,106	9%	26,008	8%

	$180,895	59%	155,838	58%	523,778	58%	469,430	61%	177,055	57%

Vessel operating margin (A)	$124,148	41%	114,648	42%	381,181	42%	302,783	40%	132,767	43%

Note (A): The following table reconciles vessel operating margin as presented above to operating income (loss) for the quarters and the nine-month periods ended December 31, 2012 and 2011 and for the quarter ended September 30, 2012:

		Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)		2012	2011	2012	2011	2012

Vessel operating margin	$	124,148	114,648	381,181	302,783	132,767
Other marine revenues		4,423	1,625	10,873	5,399	2,096
Costs of other marine revenues		(4,176)	(1,938)	(9,284)	(5,200)	(1,585)
Depreciation and amortization		(37,181)	(35,215)	(109,012)	(102,771)	(36,047)
Goodwill impairment		---	---	---	(30,932)	---
General and administrative		(46,339)	(40,425)	(128,870)	(115,779)	(41,867)
Gain on asset dispositions, net		99	2,496	2,770	13,671	1,833

Operating income (loss)	$	40,974	41,191	147,658	67,171	57,197

The company’s vessel operating profit and other components of earnings (loss) before income taxes and its related percentage of total revenue for the quarters and the nine-month periods ended December 31, 2012 and 2011 and for the quarter ended September 30, 2012, were as follows:

		Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)		2012	%	2011	%	2012	%	2011	%	2012	%

Vessel operating profit:
Americas	$	14,442	5%	18,462	7%	34,140	4%	39,846	5%	9,506	3%
Asia/Pacific		8,695	3%	6,629	2%	31,429	3%	7,123	1%	7,826	3%
Middle East/N. Africa		13,720	4%	362	<1%	26,282	3%	(606)	(<1%)	6,280	2%
Sub-Saharan Africa/Europe		21,171	7%	25,418	9%	92,597	10%	69,273	9%	44,330	14%

		58,028	19%	50,871	19%	184,448	20%	115,636	15%	67,942	22%
Corporate expenses		(16,712)	(5%)	(10,972)	(4%)	(39,663)	(4%)	(29,854)	(4%)	(12,484)	(4%)
Goodwill impairment		---	---	---	---	---	---	(30,932)	(4%)	---	---
Gain on asset dispositions, net		99	<1%	2,496	1%	2,770	<1%	13,671	2%	1,833	1%
Other operating expenses		(441)	(<1%)	(1,204)	(<1%)	103	<1%	(1,350)	(<1%)	(94)	(<1%)

Operating income (loss)		40,974	14%	41,191	15%	147,658	16%	67,171	9%	57,197	18%

Foreign exchange gain (loss)		52	<1%	(1,738)	(1%)	(1,170)	(<1%)	735	<1%	529	<1%
Equity in net earnings of unconsolidated companies		2,639	1%	3,482	1%	8,359	1%	9,427	1%	3,357	1%
Interest income and other, net		936	<1%	347	<1%	2,783	<1%	2,303	<1%	1,128	<1%
Interest and other debt costs		(7,183)	(2%)	(6,027)	(2%)	(21,918)	(2%)	(14,854)	(2%)	(7,148)	(2%)

Earnings (loss) before income taxes	$	37,418	12%	37,255	14%	135,712	15%	64,782	8%	55,063	18%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2012 and 2011 and the quarter ended September 30, 2012, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2012	2011	2012	2011	2012

REVENUES BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater vessels	$48,089	38,861	129,116	111,905	44,747
Towing-supply/supply	29,418	35,866	94,879	108,200	31,109
Other	7,025	8,014	20,503	25,205	6,460
Total	$84,532	82,741	244,498	245,310	82,316
Asia/Pacific fleet:
Deepwater vessels	$21,862	20,445	71,791	48,638	24,592
Towing-supply/supply	19,277	19,334	65,006	53,648	20,229
Other	918	1,140	2,740	3,259	917
Total	$42,057	40,919	139,537	105,545	45,738
Middle East/N. Africa fleet:
Deepwater vessels	$15,407	12,647	38,966	35,180	12,275
Towing-supply/supply	25,870	13,778	64,729	38,868	18,859
Other	750	1,414	2,833	4,658	917
Total	$42,027	27,839	106,528	78,706	32,051
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$64,509	51,194	194,820	135,305	67,696
Towing-supply/supply	54,816	49,519	167,376	150,843	63,548
Other	17,102	18,274	52,200	56,504	18,473
Total	$136,427	118,987	414,396	342,652	149,717
Worldwide fleet:
Deepwater vessels	$149,867	123,147	434,693	331,028	149,310
Towing-supply/supply	129,381	118,497	391,990	351,559	133,745
Other	25,795	28,842	78,276	87,626	26,767
Total	$305,043	270,486	904,959	772,213	309,822

UTILIZATION:
Americas fleet:
Deepwater vessels	73.1%	79.7	72.4	74.6	70.7
Towing-supply/supply	48.0	54.2	49.9	47.8	48.2
Other	82.4	59.6	78.4	65.4	72.5
Total	60.9%	61.0	60.9	57.3	58.6
Asia/Pacific fleet:
Deepwater vessels	89.2%	83.5	88.0	71.3	81.2
Towing-supply/supply	52.4	43.8	53.2	40.8	52.2
Other	100.0	100.0	81.1	93.1	100.0
Total	60.5%	54.4	60.6	49.3	58.7
Middle East/N. Africa fleet:
Deepwater vessels	89.8%	98.8	91.6	88.7	91.8
Towing-supply/supply	80.1	59.2	76.2	55.5	71.2
Other	28.6	50.0	35.1	54.4	34.5
Total	75.1%	65.2	73.3	61.4	69.9
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	70.3%	83.8	78.9	84.5	83.0
Towing-supply/supply	66.9	56.9	65.0	56.1	67.8
Other	77.2	79.7	77.9	82.1	79.9
Total	71.1%	70.0	72.6	69.8	75.4
Worldwide fleet:
Deepwater vessels	75.2%	84.2	79.2	79.8	79.8
Towing-supply/supply	61.1	53.9	60.4	50.7	59.9
Other	74.5	72.4	74.4	75.3	74.7
Total	67.5%	64.6	67.9	62.1	67.8

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2012	2011	2012	2011	2012

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$28,721	25,247	27,756	25,486	28,450
Towing-supply/supply	13,721	13,812	13,994	14,202	14,103
Other	6,181	6,431	6,086	6,286	6,094
Total	$17,060	15,373	16,519	15,311	17,012
Asia/Pacific fleet:
Deepwater vessels	$35,453	25,357	36,114	22,684	42,037
Towing-supply/supply	12,592	12,836	13,211	12,462	12,663
Other	9,972	6,189	9,963	6,366	9,972
Total	$18,779	16,389	19,425	15,162	20,109
Middle East/N. Africa fleet:
Deepwater vessels	$20,710	17,484	19,396	17,675	18,359
Towing-supply/supply	12,020	8,604	10,605	8,257	9,857
Other	4,750	5,127	4,892	5,191	4,812
Total	$13,761	10,705	12,256	10,363	11,561
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$25,853	21,719	24,527	20,871	25,235
Towing-supply/supply	14,318	13,482	14,577	13,275	15,721
Other	5,054	4,889	5,060	4,894	5,236
Total	$14,053	12,181	13,934	11,658	14,602
Worldwide fleet:
Deepwater vessels	$27,100	22,696	26,199	22,052	27,102
Towing-supply/supply	13,399	12,636	13,385	12,558	13,705
Other	5,407	5,298	5,384	5,283	5,496
Total	$15,286	13,359	14,979	12,877	15,384

The utilization, average day rates, and number of active vessels (excludes stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the nine-month periods ended December 31, 2012 and 2011 and for the quarter ended September 30, 2012, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2012	2011	2012	2011	2012

UTILIZATION:
Americas fleet:
New vessels	82.8%	90.1	82.5	87.5	79.8
Traditional vessels	37.9	37.7	38.6	36.2	36.1
Total	60.9%	61.0	60.9	57.3	58.6
Asia/Pacific fleet:
New vessels	85.7%	83.1	88.0	77.9	84.2
Traditional vessels	0	10.2	0	11.9	0
Total	60.5%	54.4	60.6	49.3	58.7
Middle East/North Africa fleet:
New vessels	89.4%	68.2	87.9	65.3	84.4
Traditional vessels	34.4	59.6	39.6	56.2	37.5
Total	75.1%	65.2	73.3	61.4	69.9
Sub-Saharan Africa/Europe fleet:
New vessels	79.0%	84.8	83.1	86.5	86.8
Traditional vessels	39.7	36.1	35.8	34.5	36.7
Total	71.1%	70.0	72.6	69.8	75.4
Worldwide fleet:
New vessels	82.1%	83.4	84.3	82.8	84.7
Traditional vessels	33.4	35.5	32.8	34.6	32.0
Total	67.5%	64.6	67.9	62.1	67.8

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2012	2011	2012	2011	2012

AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$21,022	18,863	20,316	19,060	20,771
Traditional vessels	7,913	8,655	8,151	8,992	8,203
Total	$17,060	15,373	16,519	15,311	17,012
Asia/Pacific fleet:
New vessels	$18,779	17,395	19,425	16,456	20,109
Traditional vessels	---	3,749	---	4,043	---
Total	$18,779	16,389	19,425	15,162	20,109
Middle East/North Africa fleet:
New vessels	$14,310	12,337	13,119	12,746	12,453
Traditional vessels	9,707	7,174	7,831	6,674	7,179
Total	$13,761	10,705	12,256	10,363	11,561
Sub-Saharan Africa/Europe fleet:
New vessels	$14,783	12,921	14,608	12,320	15,332
Traditional vessels	8,313	8,226	8,479	8,169	8,773
Total	$14,053	12,181	13,934	11,658	14,602
Worldwide fleet:
New vessels	$16,503	14,835	16,210	14,414	16,660
Traditional vessels	8,282	8,021	8,217	7,992	8,258
Total	$15,286	13,359	14,979	12,877	15,384

AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels	45	42	45	40	46
Traditional vessels	19	24	20	26	19
Total	64	66	65	66	65
Asia/Pacific fleet:
New vessels	28	30	30	29	29
Traditional vessels	---	2	---	3	---
Total	28	32	30	32	29
Middle East/North Africa fleet:
New vessels	32	27	29	26	28
Traditional vessels	6	9	7	12	8
Total	38	36	36	38	36
Sub-Saharan Africa/Europe fleet:
New vessels	119	106	116	104	114
Traditional vessels	14	20	14	22	14
Total	133	126	130	126	128
Worldwide fleet:
New vessels	224	205	220	199	217
Traditional vessels	39	55	41	63	41
Total	263	260	261	262	258

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2012 and 2011 and for the quarter ended September 30, 2012, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2012	2011	2012	2011	2012
Americas fleet:
Deepwater vessels	25	21	23	21	24
Towing-supply/supply	48	52	50	58	50
Other	15	23	16	22	16
Total	88	96	89	101	90
Less stacked vessels	24	30	24	35	25
Active vessels	64	66	65	66	65
Asia/Pacific fleet:
Deepwater vessels	7	11	8	11	8
Towing-supply/supply	32	37	34	38	33
Other	1	2	1	2	1
Total	40	50	43	51	42
Less stacked vessels	12	18	13	19	13
Active vessels	28	32	30	32	29
Middle East/N. Africa fleet:
Deepwater vessels	9	8	8	8	8
Towing-supply/supply	30	29	29	31	29
Other	6	6	6	6	6
Total	45	43	43	45	43
Less stacked vessels	7	7	7	7	7
Active vessels	38	36	36	38	36
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	39	31	37	28	35
Towing-supply/supply	62	70	64	74	65
Other	48	51	48	52	48
Total	149	152	149	154	148
Less stacked vessel	16	26	19	28	20
Active vessels	133	126	130	126	128
Active owned or chartered vessels	263	260	261	262	258
Stacked vessels	59	81	63	89	65
Total owned or chartered vessels	322	341	324	351	323
Vessels withdrawn from service	2	2	2	3	2
Joint-venture and other	10	10	10	10	10
Total	334	353	336	364	335

Note (B): The company had 53, 79 and 61 actual stacked vessels at December 31, 2012 and 2011 and at September 30, 2012, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type at December 31, 2012, were as follows:

	Non-U.S. Built				U.S. Built

Vessel class and type	Number of Vessels	Total Cost	Invested Through 12/31/12	Remaining Balance 12/31/12	Number of Vessels	Total Cost	Invested Through 12/31/12	Remaining Balance 12/31/12

In thousands, except number of vessels:
Deepwater platform supply vessels	15	$466,221	70,283	395,938	3	152,342	96,459	55,883
Towing-supply/supply vessels	4	74,892	13,971	60,921	---	---	---	---
Crewboats and other	7	73,017	50,037	22,980	---	---	---	---

Totals	26	$614,130	134,291	479,839	3	152,342	96,459	55,883

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended

Vessel class and type	03/13	06/13	09/13	12/13	03/14	Thereafter

Deepwater platform supply vessels	3	1	2	1	3	8
Towing-supply/supply vessels	---	---	---	---	---	4
Crewboats and other	3	1	1	2	---	---

Totals	6	2	3	3	3	12

(In thousands)
Expected quarterly cash outlay	$110,394	74,429	87,089	37,207	59,166	167,437 (A)

(A)    The $167,437 of ‘Thereafter’ vessel construction obligations is expected to be paid out during fiscal 2015.